As filed with the Securities and Exchange Commission on March 14, 2000.

                                                          Registration No. 333 -
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)

          DELAWARE                                          94-1499887
-------------------------------                         -------------------
(State of other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)

     200 Smith Ranch Road
    SAN RAFAEL, CALIFORNIA                                    94903
-------------------------------                         -------------------
     (Address of Principal                                  (Zip Code)
      Executive Offices)


                      FAIR, ISAAC AND COMPANY, INCORPORATED
                          1992 LONG-TERM INCENTIVE PLAN
                          -----------------------------
                            (Full title of the plan)

       PETER L. McCORKELL, ESQ.                              Copy to:
  Executive Vice President, Secretary
          and General Counsel                          BLAIR W. WHITE, ESQ.
       FAIR, ISAAC AND COMPANY,                   Pillsbury Madison & Sutro LLP
             INCORPORATED                              Post Office Box 7880
         200 Smith Ranch Road                      San Francisco, CA 94120-7880
         San Rafael, CA 94903                             (415) 983-1000
           (415) 472-2211                         ------------------------------
---------------------------------------
     (Name, address and telephone
     number, including area code,
         of agent for service)


                         CALCULATION OF REGISTRATION FEE

   Title of           Amount       Proposed Maximum    Proposed Maximum      Amount of
Securities To         To Be         Offering Price        Aggregate        Registration
Be Registered       Registered       Per Share(1)     Offering Price(1)         Fee

 Common Stock     709,633 shares       $50.59375        $35,902,994.59       $9,981.03



(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices as reported on the New York Stock Exchange on March 9, 2000.

                                -----------------

        The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                   PART II - INFORMATION REQUIRED PURSUANT TO
                   ------------------------------------------
                        GENERAL INSTRUCTION E TO FORM S-8
                        ---------------------------------

GENERAL INSTRUCTION E INFORMATION

         This Registration Statement is being filed for the purpose of increasing the number of shares of the Registrant's Common Stock for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

         The Registrant's Registration Statements on Form S-8 filed with the Securities and Exchange Commission on May 27, 1993 (No. 33-63426), April 1, 1996 (No. 333-02121), October 1, 1998 (No. 333-65179), July 28, 1999 (No. 333-83905)
and February 1, 2000 (No. 333-95889) are hereby incorporated by reference.

INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

         (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999.

         (2) The information with regard to the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A (Commission File No. 0-16439) filed with the Commission pursuant to Section 12 of the Securities and Exchange Act of 1934, including any subsequent amendment or report filed for the purpose of updating such information.

         (3) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1999 filed pursuant to Section 13 of the Exchange Act.

(4) The Company's Amended Quarterly Report on Form 10-Q/A for the fiscal quarter ended December 31, 1999 filed pursuant to Section 13 of the Exchange Act.

(5) The Company's Current Report on Form 8-K filed with the Commission on November 1, 1999.

         (6) All other reports filed by the Registrant since September 30, 1999 with the Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

         In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits.
------   --------

Exhibit        Exhibit
Number         -------
------

 5.1 Opinion of Peter L. McCorkell, Esq., Executive Vice President, Secretary and General Counsel of the Registrant as to the legality of the securities being registered.

23.1           Consent of Peter L. McCorkell, Esq. (included in Exhibit 5.1).

23.2           Consent of KPMG LLP.


24.1           Power of Attorney (see page 4).

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Rafael, State of California, on March 14, 2000.

                                     FAIR, ISAAC AND COMPANY, INCORPORATED


                                     By            /S/PETER L. MCCORKELL
                                       -----------------------------------------
                                                    Peter L. McCorkell
                                           Executive Vice President, Secretary
                                                   and General Counsel


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints PETER L. McCORKELL his true and lawful attorney-in-fact, with full power of substitution, for him, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

              Signature                              Title                               Date
              ---------                              -----                               ----


       /S/THOMAS G. GRUDNOWSKI          President, Chief Executive Officer          March 14, 2000
-----------------------------------     (Principal Executive Officer) and Director
         Thomas G. Grudnowski



         /S/HENK J. EVENHUIS            Chief Financial Officer (Principal          March 14, 2000
-----------------------------------     Financial Officer and Principal
           Henk J. Evenhuis             Accounting Officer)



         /S/A. GEORGE BATTLE                             Director                   March 14, 2000
-----------------------------------
           A. George Battle



       /S/TONY J. CHRISTIANSON                           Director                   March 14, 2000
-----------------------------------
         Tony J. Christianson



         /S/H. ROBERT HELLER                             Director                   March 14, 2000
-----------------------------------
           H. Robert Heller


                                      -4-



          /S/GUY R. HENSHAW                              Director                   March 14, 2000
-----------------------------------
            Guy R. Henshaw



        /S/DAVID S.P. HOPKINS                            Director                   March 14, 2000
-----------------------------------
          David S.P. Hopkins


         /S/ROBERT M. OLIVER                             Director                   March 14, 2000
-----------------------------------
           Robert M. Oliver


       /S/ROBERT D. SANDERSON                            Director                   March 14, 2000
-----------------------------------
         Robert D. Sanderson

        /S/MARGARET L. TAYLOR                            Director                   March 14, 2000
-----------------------------------
          Margaret L. Taylor


         /S/JOHN D. WOLDRICH                             Director                   March 14, 2000
-----------------------------------
           John D. Woldrich

                                INDEX TO EXHIBITS
                                -----------------


Exhibit         Exhibit
Number          -------
------

5.1 Opinion of Peter L. McCorkell, Esq., Executive Vice President, Secretary and General Counsel of the Registrant as to the legality of the securities being registered.


23.1            Consent of Peter L. McCorkell, Esq. (included in Exhibit 5.1).


23.2            Consent of KPMG LLP.


24.1            Power of Attorney (see page 4).


                                      -6-